Exhibit 10.72

Defense Threat Reduction Agency 8725 John J. Kingman Road, MSC 6201 Fort Belvoir, VA 22060-6201

Contract Number HDTRA1-09-C-0046
between
Defense Threat Reduction Agency
and
AVI BioPharma, Inc

May 5, 2009

Dear Mr. David Boyle,

This letter constitutes a contract on the terms set forth herein and signifies the intention of the Defense Threat Reduction Agency to execute a formal Cost-Plus-Fixed-Fee Contract with AVI BioPharma, Inc. Services shall be provided as set forth in Attachment 1, 2 and 3, which are incorporated into and made a part of this Letter Contract, upon the terms and conditions therein stated.

You are hereby directed in accordance with FAR 52.216-23 clause entitled, “Execution and Commencement of Work” to proceed with performance of the work, effective immediately, and pursue such work with all diligence to the end that the services may be performed within the time and funds specified in Attachment 1.

Please indicate your acceptance of the forgoing by signing three copies of this letter and returning this letter to the following email address: terese.herston@dtra.mil

Sincerely,

/s/ Terese M. Hurston
Terese Herston
Contracting Officer

LETTER CONTRACT HDTRA1-09-C-0046

The contractor agrees to furnish and deliver all items or perform all services set forth above for the consideration stated above. The rights and obligations of the parties to this letter contract shall be subject to and governed by the terms and conditions set forth above.

Executed as of the date shown below:

/s/ J. David Boyle II	May 5, 2009
David Boyle II, Sr. Vice President and CFO	Date
AVI BioPharma

Attachments:

1.	Terms and Conditions
2.	Statement of Work (provided under separate cover)
3.	CDRLs

LETTER CONTRACT HDTRA1-09-C-0046

ATTACHMENT 1

1.  EFFECTIVE DATE: The effective date of this letter contract is the same date as the contracting officer’s signature.

2.  CONTRACT TYPE: Cost-Plus-Fixed-Fee.

3.  DESCRIPTION: Supplies/services are to be provided in accordance with the Statement of Work (SOW), entitled “AVI BioPharma PMO Platform - H1N1 Countermeasure Development” dated 1 May 2009.

4.  CEILING PRICE: $5,132,400 NTE

5.  The anticipated contract line item number (CLIN) Structure is:

CLIN 0001 Work to be performed IAW SOW 1 Lot	$2,000,000.00 NTE
CLIN 000101 Information - Funding
ACRN AA applies
CLIN 0002 CDRLs	NSP

6.  DELIVERY SCHEDULE: See attached Statement of Work.

7.  PERIOD OF PERFORMANCE: The period of performance of this letter contract commences with the effective date cited in paragraph 1 of this attachment and concludes eight months thereafter.

8.  INSPECTION AND ACCEPTANCE TERMS: Supplies/services will be inspected/accepted at destination by the Government.

252.246-9000 INSPECTION AND ACCEPTANCE:

The Contracting Officer’s Representative (COR) or Project Manager shall be responsible for inspection and acceptance of all work to be performed at any and all times during this contract in accordance with FAR 52.246-8 Inspection of Research and Development — Cost Reimbursement. Government inspection and acceptance of data shall be as specified on the Contract Data Requirements List, DD Form 1423, Exhibit A to the Contract.

9.  CONTRACT ADMINISTRATION: Fiscal Year (FY) 2009Research Development Test & Evaluation (RDT&E) funds in the amount of $2, 00,000.00 have been obligated for this letter contract. Pursuant to the Department of Defense Federal Acquisition Regulation (FAR) Supplement, additional funding for this letter contract shall not be obligated until the Government receives a fully supportable and auditable proposal.

LETTER CONTRACT HDTRA1-09-C-0046

ACCOUNTING AND APPROPRIATION DATA

AA:    9790400.2620 1000 B63D 255999 BD 29854000 S49012

AMOUNT:    $2,000,000

252.201-9001 CONTRACTING OFFICE POINT OF CONTACT (POC)

The POC in the Procuring Contracting Office for this contract action is Terese Herston, Contracting Officer, DTRA (BE-BCRC, telephone number (703) 767-3526, email address: terese. herston@dtra.mil.

252.201-9002 CONTRACTING OFFICER’S REPRESENTATIVE

a.  The Contracting Officer’s Representative for this contract is:

Mr. Robert Kimbrough

Defense Threat Reduction Agency/RD-INO

8725 John J. Kingman Road, MS 6201

Fort Belvoir, VA 22060-6201

Telephone (703) 767-2346

Email address: robert.kimbrough@dtra.mil

b.  The COR will act as the Contracting Officer’s Representative for technical matters providing technical direction and discussion as necessary with respect to the specification/statement of work and monitoring the progress and quality of the Contractor’s performance. The COR is NOT an Administrative Contracting Officer (ACO) and does not have the authority to take any action, either directly or indirectly that would change the pricing, quality, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract, or to direct the accomplishment of effort, which goes beyond the scope of the specifications/statement of work in the contract.

c.  When, in the opinion of the Contractor, the COR requests effort outside the existing scope of the contract, the Contractor shall promptly notify the Contracting Officer in writing. No action shall be taken by the Contractor under such direction until the Contracting Officer has issued a modification to the Contract or has otherwise resolved the issue.

252.204-9002	PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (REF: DFARS 204.7107)

Payment shall be made from ACRN AA until fully expended. Payment shall then be made from ACRN AB.

LETTER CONTRACT HDTRA1-09-C-0046

252.232-9012 WIDE AREA WORK FLOW (WAWF) — RECEIPT AND ACCEPTANCE (RA) INSTRUCTIONS

(a)  As prescribed in DFARS clause 252.232-7003 Electronic Submission of Payment Requests (Jan 2004), Contractors must submit payment requests in electronic form. Paper copies will no longer be accepted or processed for payment unless the conditions of DFARS clause 252.232-7003(c) apply. To facilitate this electronic submission, the Defense Threat Reduction Agency (DTRA) has implemented the DoD sanctioned Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) for contractors to submit electronic payment requests and receiving reports. The contractor shall submit electronic payment requests and receiving reports via WAWF-RA. Vendors shall send an email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract by clicking on the Send More Email Notification link upon submission of an invoice/cost voucher in WAWF-RA. To access WAWF, go to https://wawf.eb.mil//.

(b)  Definitions:

Acceptor: Contracting Officer’s Representative, Program/Project Manager, or other government acceptance official as identified in the contract/order.

Pay Official: Defense Finance and Accounting Service (DFAS) payment office identified in the contract/order.

SHIP To/Service Acceptor DoDAAC: Acceptor DoDAAC or DCMA DoDAAC (as specified in the contract/order).

DCAA Auditor DoDAAC: Used when DCAA invoice approval is required by the contract/order and the field is marked as mandatory in WAWF-RA. (Click the DCAA Audit Office Locator Link in WAWF-RA and enter zip code of your CAGE code address).

(c)  WAWF-RA Contractor Input Information - ** IMPORTANT! **

The contractor shall use the following information in creating electronic payment requests in WAWF-RA:

Invoice Type in WAWF-RA:

If billing for Materials Only, select “Combo”

If billing for Materials and Service, select “Combo”

If billing for Services Only, select “2-n-1 (Services Only)”

If billing for Cost Type/Reimbursable Contracts, select “Cost Voucher”

(**Cost Vouchers are only used when contracts/orders require invoices be sent to DCAA for approval.**)

SF 26, SF 33, SF 1449 and DD 1155

LETTER CONTRACT HDTRA1-09-C-0046

Invoice Type: Invoice and Receiving Report:
Description	SF 26	SF 33	SF 1449	DD 1155
	Located in Block/Section
Contract Number	2	2	2	1
Delivery Order	See Individual Order		4	2
Cage Code	7	15 a	17 a	9
Paying Office	12	25	18 a	15
Inspection	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Acceptance	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Issue Date	3	5	3	3
Issue By DoDAAC	5	7	9	6
Admin DoDAAC	6	24	16	7
Ship to Code	6	24	16	7
Ship to Extension	11	Section F: Deliveries or Performance	15	14
Services or Supplies	Based on majority of requirement as determined by monetary value
Shipment Number	Contractor Shipment Number, Invoice Number (supplies) or period of performance (service). Refer to Appendix F-301 of the DoD FAR Supplement for creating Shipment Numbers.
Final Invoice?	Changing “N” (no) to “Y” (yes) will terminate your ability to invoice against this contract and deobligated remaining funds. Change “N” to “Y” for the final invoice ONLY.

(d)  Final Invoices/Vouchers -Final Payment shall be made in accordance with the Federal Acquisition Regulation (FAR) 52.216-7, entitled “Allowable Cost and Payment.”

Invoices - Invoice 2-n-1 (Services Only) and Invoice and Receiving Report (Combo) Select the “Y” selection from the “Final Invoice?” drop-down box when submitting the final invoice for payment for a contract. Upon successful submission of the final invoice, click on the Send More Email Notifications link to send an additional email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract.

LETTER CONTRACT HDTRA1-09-C-0046

Cost Vouchers - Once the final DCAA audit is complete for cost reimbursable contracts and authorization is received to submit the final cost voucher, select the “Y” selection from the “Final Voucher” drop-down box when submitting the final cost voucher. Upon successful submission of the final cost voucher, click on the Send More Email Notifications link to send an additional email notification to the following email address:  finalcostvouchers@dtra.mil

(e) WAWF Training may be accessed online at http://www.wawftraining.com//. To practice creating documents in WAWF, visit practice site at https://wawftraining.eb.mil//. Payment information may be accessed using the DFAS website at http://www.dod.mil/dfas//. Your purchase order/contract number or invoice will be required to check status of your payment. Note: For specific invoice related inquiries email: wawfvendorpay @dtra.mil. Vendors shall forward any additional DTRA related WAWF questions to wawfhelp@dtra.mil.

10. SPECIAL CONTRACT REQUIREMENTS:

252.204-9000 OFFICIAL DTRA ADDRESSES IN THE NATIONAL CAPITAL REGION (NCR)

DTRA has 2 official mailing addresses in the NCR. Due to heightened security measures, hand-carried packages cannot be accepted, therefore contractors are to select one address below based on the method of mailing.

1.  The official United States Postal Service (USPS) mailing address for DTRA:

Defense Threat Reduction Agency

Attn: Mr. Robert Kimbrough/RD-INO*

8725 John J. Kingman Rd. Stop 6201

Fort Belvoir, VA 22060-6201

2.  DTRA cannot accept packages delivered via commercial express and ground carrier to any address other than the one listed below. For all incoming packages to DTRA activities in the Washington DC area (this includes packages sent via Federal Express, DHL, Airborne, UPS and other commercial carriers), use the following address:

Defense Threat Reduction Agency

Attn: Mr. Robert Kimbrough /RD-INO*

6200 Meade Road

Fort Belvoir, VA 22060-5264

Note: This address shall also be used in all contracts for delivery of supplies/materials.

LETTER CONTRACT HDTRA1-09-C-0046

* Mail sent without an office symbol may be misdirected within DTRA. Please use the most current office symbol assigned. If an office symbol changes during the term of this contract, the contracting officer may advise of this change via letter in lieu of a contract modification.

11.  CONTRACT CLAUSES

52.216-23            EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than May 7, 2009. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

52.216-24            LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $2,000,000.00 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $2,000,000.00 dollars.

(End of clause)

52.216-26            PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION (DEC 2002)

(a) Reimbursement rate. Pending the placing of the definitive contract referred to in this letter contract, the Government will promptly reimburse the Contractor for all allowable costs under this contract at the following rates:

(1) One hundred percent of approved costs representing financing payments to subcontractors under fixed-price subcontracts, provided that the Government’s payments to the Contractor will not exceed 80 percent of the allowable costs of those subcontractors.

(2) One hundred percent of approved costs representing cost-reimbursement subcontracts; provided, that the Government’s payments to the Contractor shall not exceed 85 percent of the allowable costs of those subcontractors.

(3) Eighty-five percent of all other approved costs.

LETTER CONTRACT HDTRA1-09-C-0046

(b) Limitation of reimbursement. To determine the amounts payable to the Contractor under this letter contract, the Contracting Officer shall determine allowable costs in accordance with the applicable cost principles in Part 31 of the Federal Acquisition Regulation (FAR). The total reimbursement made under this paragraph shall not exceed 85 percent of the maximum amount of the Government’s liability, as stated in this contract.

(c) Invoicing. Payments shall be made promptly to the Contractor when requested as work progresses, but (except for small business concerns) not more often than every 2 weeks, in amounts approved by the Contracting Officer. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost incurred by the Contractor in the performance of this contract.

(d) Allowable costs. For the purpose of determining allowable costs, the term “costs” includes—

(1) Those recorded costs that result, at the time of the request for reimbursement, from payment by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(2) When the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(i) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(A) In accordance with the terms and conditions of a subcontract or invoice; and

(B) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(ii) Materials issued from the Contractor’s stores inventory and placed in the production process for use on the contract;

(iii) Direct labor;

(iv) Direct travel;

(v) Other direct in-house costs; and

(vi) Properly allocable and allowable indirect costs as shown on the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

LETTER CONTRACT HDTRA1-09-C-0046

(3) The amount of financing payments that the Contractor has paid by cash, check, or other forms of payment to subcontractors.

(e) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(f) Audit. At any time before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of costs audited. Any payment may be (1) reduced by any amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for overpayments or underpayments made on preceding invoices or vouchers.

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a) A Cost-Plus-Fixed Fee contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Cost-Plus-Fixed Fee proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows:

Proposal Received	4 June 2009
Complete Negotiations	4 August 2009
Definitization	4 September 2009

LETTER CONTRACT HDTRA 1-09-C-0046

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated cost/price ceiling in no event to exceed $5,132,400.

(End of clause)

LETTER CONTRACT HDTRA 1-09-C-0046

12. LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS:

252.215-9001 LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

List of Documents, Exhibits and Other Attachments

a. Attachments applicable to this contract are identified as follows:

ATTACHMENT	DESCRIPTION
1	Statement of Work, entitled “AVI BioPharma PMO Platform - H1N1 Countermeasure Development”, dated 1 May 2009, 1 Page

2	Exhibit A — CDRLs, 2 Pages dated 30 April 2009

HDTRA1-09-C-0046

Attachment Number 1

AVI BioPharma PMO Platform — H1N1 Countermeasure Development
1 May 2009
Statement of Work for AVI BioPharma Project

Preclinical development of medical countermeasures against the prevailing strains of swine flu based on AVI BioPharma’s proprietary Phosphorodiamidate Morpholino Oligomer backbone.

Task 1: AVI will perform program management including project planning and direction, and management of subcontractors.

Task 2: AVI will analyze the sequence provided and determine appropriate viral targets, recommend lead candidate targets and back-up candidate targets. We expect this task to complete within 1-2 days after the start work and receipt of the viral sequence.

Task 3: AVI will manufacture development (non-GMP) grade material of the lead therapeutic candidate in sufficient quantities for the planned animal tests within 7-11 days.

Task 4: AVI will manufacture development (non-GMP) grade material of the back-up therapeutic candidates in sufficient quantities for the planned animal tests within 7-11 days.

Task 5: AVI will engage a BSL3 laboratory facility to perform an initial test, “Ferret Study 1”, in a ferret model for the lead therapeutic candidate

Task 6: AVI will engage a BSL3 laboratory facility to perform a confirmatory test, “Ferret Study 2”, in a ferret model for the lead therapeutic candidate

Task 7: AVI will engage a BSL3 laboratory facility to perform initial testing, “Mouse Study 1”, in a mouse model for the back-up therapeutic candidates

Task 8: AVI will engage a BSL3 laboratory facility to perform an additional confirmatory test, “Ferret Study 3”, in a ferret model for the lead therapeutic candidate or back-up candidate depending on outcome of the Mouse Study 1

Task 9: If needed, AVI will engage a BSL3 laboratory facility to perform a confirmatory test, “Ferret Study 4”, in a ferret model for the lead therapeutic candidate

CONTRACT DATA REQUIREMENTS LIST					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. N/A	B. EXHIBIT A		C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical Systems		E. CONTRACT/PR NO.		F. CONTRACTOR AVI BioPharma
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM 3. SUBTITLE PMO and/or P-PMO Based Medical Countermeasure			H1N1 Therapeutic Candidates Report
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 10-13: Provide a report of lead and back-up candidates due within 5 days of identification.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Technical Reports & Miscellaneous Data Submissions		3. SUBTITLE N/A
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 10-13: Submission dates and frequencies will be coordinated.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Regulatory Contacts & Filings		3. SUBTITLE N/A
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 10-13: Provide advance notice and copies of all regulatory contacts and filings.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Weekly Update Report			3. SUBTITLE Weekly IPR
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY Weekly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE		Final
					Draft	Reg	Repro
16. REMARKS Blocks 11-13: Coordinate a weekly IPR (Conference Call) with the TMTI Program Office to provide an update and status report. First IPR to be conducted within 5 days of contract award, then weekly thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
G. PREPARED BY [ILLEGIBLE]		H. DATE 30 April 2009	I. APPROVED BY [ILLEGIBLE]		J. DATE 30 April 2009

17. PRICE GROUP	17. PRICE GROUP	17. PRICE GROUP	17. PRICE GROUP
18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE

1

CONTRACT DATA REQUIREMENTS LIST				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. N/A		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical Systems		E. CONTRACT/PR NO.		F. CONTRACTOR AVI BioPharma
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM 3. SUBTITLE Monthly Status Report			N/A
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 11-13: First report due within 10 days after the end of the first month after award and each month thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Monthly Invoice Report		3. SUBTITLE N/A
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 11-13: First report due within 10 days after the end of the first month after award and each month thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Expenditure Forecast		3. SUBTITLE Project Spend Plan
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A			6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16		14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blocks 10-13: Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project within 30 days of contract initiation and will update the forecast as requested by the government.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Work Breakdown Structure			3. SUBTITLE 3-Level Work Breakdown Structure
4. AUTHORITY (Data Acquisition Document No.) N/A		5. CONTRACT REFERENCE N/A		6. REQUIRING OFFICE DTRA/TMTI
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED N/A	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16	a. ADDRESSEE		Final
					Draft	Reg	Repro
16. REMARKS 3-Level Work Breakdown Structure and associated costs and schedule per each level of work. For the lowest of each task show the cost breakdown for labor, material and other indirect costs. Blocks 10-13: First report due within 30 days of contract initiation. Format Microsoft Project .mpp file. To be updated quarterly.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL		2
G. PREPARED BY [ILLEGIBLE]		H. DATE 30 April 2009	I. APPROVED BY [ILLEGIBLE]		J. DATE 30 April 2009

17. PRICE GROUP	17. PRICE GROUP	17. PRICE GROUP	17. PRICE GROUP
18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE	18. ESTIMATED TOTAL PRICE

2